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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): JANUARY 9, 2002

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                                  divine, inc.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        0-30043                36-4301991
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)            Number)            Identification No.)

                              1301 N. ELSTON AVENUE
                             CHICAGO, ILLINOIS 60622
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (773) 394-6600

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

CLOSING OF DATA RETURN ACQUISITION

     On January 9, 2002 (the "Closing Date"), divine, inc. ("divine") completed its acquisition of Data Return Corporation ("Data Return") in accordance with the terms of an Agreement and Plan of Merger, dated as of November 1, 2001 (the "Merger Agreement"), by and among divine, Data Return, and TD Acquisition Corp., a wholly-owned subsidiary of divine ("TD"). Pursuant to the terms of the Merger Agreement, TD was merged with and into Data Return (the "Merger") and the approximately 36,310,000 common shares of Data Return that were outstanding on the Closing Date were converted into the right to receive an aggregate of approximately 72,169,000 shares of class A common stock, par value $.001 per share, of divine ("divine Stock") at an exchange rate of 1.9876 shares of divine Stock for each outstanding common share of Data Return (the "Exchange Ratio"). In addition, approximately 10,528,000 shares of divine Stock are issuable in connection with the exercise of options and warrants to purchase Data Return common shares that divine assumed in connection with the Merger. divine will not issue fractional shares of divine Stock or pay the former Data Return shareholders cash in lieu of any fractional shares that would otherwise be issued in the Merger. Instead, any holder of Data Return common shares who would otherwise be entitled to receive a fraction of a share of divine Stock in the Merger will receive a number of shares of divine Stock rounded up or down to the nearest whole number (with fractions equal to or greater than 0.5 being rounded up).

     The divine Stock issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"). The acquisition was structured as a tax-free reorganization and is being accounted for by divine under the purchase method of accounting.

     The Proxy Statement/Prospectus, dated December 5, 2001 (the "Proxy Statement/Prospectus"), included in divine's Registration Statement on Form S-4, as amended (File No. 333-73826) (the "Registration Statement"), sets forth certain additional information regarding the Merger, divine, and Data Return. A copy of the Merger Agreement is filed herewith as Exhibit 2.1, and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     (1) The audited consolidated balance sheets of Data Return and subsidiaries at March 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended March 31, 2001, and the unaudited consolidated balance sheet of Data Return and subsidiaries at September 30, 2001, the related unaudited consolidated statements of operations and cash flows for the six months ended September 30, 2001 and 2000, and the related unaudited consolidated statement of shareholders' equity for the six months ended September 30, 2001 are set forth on pages F-1 through F-26 of the Proxy Statement/Prospectus contained in the Registration Statement. Such


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          financial statements and notes set forth on those pages are incorporated herein by this reference.

     (b)  PRO FORMA FINANCIAL INFORMATION.

     (1) The following unaudited Pro Forma Financial Information reflecting the pro forma effect on divine of its acquisitions of Data Return, Eprise Corporation, RoweCom Inc., eshare Communications, Inc., and Open Market, Inc. is included on pages 95 through 105 of the Proxy Statement/Prospectus contained in the Registration Statement. Such Pro Forma Financial Information and notes set forth on those pages are incorporated herein by this reference.

               - Pro Forma Condensed Combined Balance Sheet of divine at September 30, 2001;

               - Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2000;

               - Pro Forma Condensed Combined Statement of Operations for the nine months ended September 30, 2001; and

               - Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

     (c)  EXHIBITS.

     The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2002

                                        divine, inc.

                                        By:  /s/ Michael P. Cullinane
                                             -----------------------------------
                                             Michael P. Cullinane
                                             Executive Vice President, Chief
                                             Financial Officer, and Treasurer


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                                  divine, inc.

                                  EXHIBIT INDEX

     Exhibit
     Number                        Description of Exhibit
     -------                       ----------------------
     2.1       Agreement and Plan of Merger, dated as of November 1, 2001, among divine, inc., TD Acquisition Corp., and Data Return Corporation
               (the "Merger Agreement"), excluding exhibits and schedules thereto (incorporated by reference to Exhibit 2.1 to divine's
               Report on Form 8-K filed November 6, 2001).

    23.1 Consent of Ernst & Young LLP, with respect to Data Return financial statements.

    99.1 Audited consolidated balance sheets of Data Return and subsidiaries at March 31, 2001 and 2000, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the three years in the period ended March
               31, 2001, and the unaudited consolidated balance sheet of Data
               Return and subsidiaries at September 30, 2001, the related unaudited consolidated statements of operations and cash flows for the six months ended September 30, 2001 and 2000, and the related unaudited consolidated statement of shareholders' equity for the six months ended September 30, 2001 (incorporated by reference to pages F-1 through F-26 of the Proxy
               Statement/Prospectus contained in divine's Registration Statement on Form S-4, as amended (Reg. No. 333-73826)) (the "Proxy
               Statement").

    99.2 Unaudited pro forma condensed combined balance sheet of divine, inc. as of September 30, 2001; unaudited pro forma condensed combined statement of operations for the nine months ended
               September 30, 2001; unaudited pro forma condensed combined statement of operations for the year ended December 31, 2000; and the notes to unaudited pro forma condensed combined financial statements (incorporated by reference to pages 95 through 105 of the Proxy Statement).

    99.3 Press release of divine, inc., dated January 9, 2002, announcing approval of the acquisition of Data Return by the stockholders of Data Return, and the completion of the acquisition of Data
               Return.


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